     As filed with the Securities and Exchange Commission on July 14, 1999

                                               Securities Act File No. 333-_____
                                       Investment Company Act File No. 811-08044

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              __________________

                                   FORM N-2

            Registration Statement Under The Securities Act of 1933     [x]
                        Pre-Effective Amendment No. __                  [ ]
                        Post-Effective Amendment No. __                 [ ]
                                    and/or
        Registration Statement Under The Investment Company Act of 1940 [x]
                                Amendment No. 3                         [x]
                       (check appropriate box or boxes)

                              __________________

                          Morgan Stanley Dean Witter
                             High Yield Fund, Inc.
              (formerly The Morgan Stanley High Yield Fund, Inc.)
              (Exact Name of Registrant as Specified in Charter)
                          1221 Avenue of the Americas
                           New York, New York 10020
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (212) 762-4000
                              __________________

                         HAROLD J. SCHAAFF, JR., ESQ.
               Morgan Stanley Dean Witter High Yield Fund, Inc.
           c/o Morgan Stanley Dean Witter Investment Management Inc.
                          1221 Avenue of the Americas
                           New York, New York 10020
                    (Name and Address of Agent for Service)
                              __________________

                                With copies to:
                         LEONARD B. MACKEY, JR., ESQ.
                              Rogers & Wells LLP
                                200 Park Avenue
                           New York, New York 10166
                                (212) 878-8000

                              __________________
                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

                              __________________
   If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

                          __________________________
       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================

                                                                             Proposed            Proposed
                                                          Amount              Maximum         Registration Fee
                 Title of Securities                     Maximum          Offering Price        Aggregate          Amount Of
                   Being Registered                     Registered         Per Share(1)     Offering Price(1)   Regisration Fee
----------------------------------------------------------------------------------------------------------------------------------
Common Stock $.01 Par Value.......................   3,700,000 Shares        $15.6875         $58,043,750           $16,136

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low sales prices reported on the New York Stock Exchange on July 12, 1999.

                         ____________________________

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS-REFERENCE SHEET
                       Parts A and B of the Prospectus*


          Items in Parts A and B of Form N-2                              Location in Prospectus
          ----------------------------------                              ----------------------
     1.  Outside Front Cover...........................  Front Cover Page
     2.  Inside Front and Outside Back Cover Page......  Front Cover Page; Inside Front Cover Page; Outside Back
                                                            Cover Page
     3.  Fee Table and Synopsis........................  Prospectus Summary; Fee Table
     4.  Financial Highlights..........................  Financial Highlights
     5.  Plan of Distribution..........................  Cover Page; Prospectus Summary; The Offer
     6.  Selling Stockholders..........................  Not Applicable
     7.  Use of Proceeds...............................  Use of Proceeds
     8.  General Description of the Registrant.........  Cover Page; Prospectus Summary; The Fund; Investment
                                                            Restrictions; Investment Objectives and Policies; Risk
                                                            Factors and Special Considerations; Description of
                                                            Capital Stock
     9.  Management....................................  Prospectus Summary; Management of the Fund; Portfolio
                                                            Transactions and Brokerage; Custodians; Dividend Paying
                                                            Agent, Transfer Agent and Registrar; Description of
                                                            Capital Stock
    10.  Capital Stock, Long-Term Debt, and Other
         Securities....................................  Description of Capital Stock; Dividends and
                                                            Distributions; Dividend Reinvestment and Cash Purchase
                                                            Plan; Taxation
    11.  Defaults and Arrears on Senior Securities.....  Not Applicable
    12.  Legal Proceedings.............................  Not Applicable
    13.  Table of Contents of the Statement of
          Additional Information.......................  Not Applicable
    14.  Cover Page....................................  Not Applicable
    15.  Table of Contents.............................  Not Applicable
    16.  General Information and History...............  Prospectus Summary; The Fund
    17.  Investment Objective and Policies.............  Prospectus Summary; Investment Objectives and Polices;
                                                            Investment Restrictions
    18.  Management....................................  Prospectus Summary; Management of the Fund
    19.  Control Persons and Principal Holders of
          Securities...................................  Not Applicable
    20.  Investment Advisory and Other Services........  Prospectus Summary; Management of the Fund; Custodians;
                                                            Transfer Agent and Registrar; Dividend Paying Agent;
                                                            Experts
    21.  Brokerage Allocation and Other Practices......  Portfolio Transactions and Brokerage
    22.  Tax Status....................................  Taxation
    23.  Financial Statements..........................  Incorporated by reference

__________

* Pursuant to Part B: Statement of Additional Information, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

                   Subject to Completion Dated July 14, 1999

PROSPECTUS

                Morgan Stanley Dean Witter High Yield Fund, Inc.
               (formerly The Morgan Stanley High Yield Fund, Inc.)

                           -------------------------

                        2,960,000 Shares of Common Stock
                            Issuable Upon Exercise of
                       Rights to Subscribe for Such Shares

                           -------------------------

         Morgan Stanley Dean Witter High Yield Fund, Inc. is issuing non-transferable rights to its stockholders. You will receive one right for each share of common stock you own on the record date, which is _______, 1999. These rights entitle you to subscribe for shares of the Fund's common stock. You may purchase one new share of common stock for every three rights you receive. Record date stockholders who receive less than three rights will be entitled to purchase one share. Record date stockholders who exercise all their rights may purchase the shares not acquired by other record date stockholders in this rights offering, subject to the limitations as discussed in this Prospectus. The Fund may increase the number of shares that may be subscribed for in this offer by up to 25% of the primary subscription (as defined in this Prospectus) or an additional 740,000 shares, to honor record date stockholder requests to purchase more shares.

         The rights are non-transferable and, therefore, may not be purchased or sold. The rights will not be admitted for trading on the New York Stock Exchange or any other securities exchange. The Fund's shares of common stock are listed and the shares issued in this offer will be listed on the New York Stock Exchange under the symbol "MSY," subject to notice of issuance. On _________, 1999, the last reported net asset value per share of the Fund's common stock was $____ and the last reported sales price of a share on the New York Stock Exchange was $____.

         The subscription price per share will be ______________. This offer will expire at 5:00 P.M., New York City time, on ________, 1999 unless the Fund extends the offering as described in this Prospectus.

                           -------------------------

                                                  Per Share             Total
                                                  ---------             -----
             Estimated Subscription Price             $                   $
             Sales Load.................              $                   $
             Proceeds to Fund*..........              $                   $

             *Before deduction of expenses incurred by the Fund related to the offering estimated at $__________.

                           -------------------------

         The Fund is a non-diversified, closed-end management investment company. The Fund seeks a high level of current income as its primary investment objective and capital appreciation as a secondary objective. In seeking to achieve these objectives, the Fund invests primarily in a portfolio of high yield securities. There can be no assurance that the Fund will achieve its investment objectives. Morgan Stanley Dean Witter Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.) has served as the Fund's investment manager since the Fund's inception in 1993.

         The Fund's investments in high yield, high risk securities and its leveraged capital structure involve special risks. See the "Risk Factors and Special Considerations" section on page _____ of this Prospectus for a more comprehensive discussion of risks.

         Stockholders who do not exercise their rights should expect that they will, at the completion of this offer, own a smaller proportional interest in the Fund than would otherwise be the case. Also, stockholders should note that because the subscription price per share may be less than the net asset value per share on the expiration date and because the Fund will incur expenses related to the offering, record date stockholders may experience an immediate dilution, which could be substantial, of the aggregate net asset value of their shares of common stock as a result of this offer. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be at the expiration of this offer or what proportion of the shares will be subscribed.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference.

                           -------------------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                 The date of this Prospectus is _____________

                                                         TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
PROSPECTUS SUMMARY...................................................................................              3

FEE TABLE............................................................................................              9

FINANCIAL HIGHLIGHTS.................................................................................             10

CAPITALIZATION AT JUNE 30, 1999......................................................................             11

TRADING AND NET ASSET VALUE INFORMATION..............................................................             11

THE FUND ............................................................................................             12

THE OFFER............................................................................................             12

USE OF PROCEEDS......................................................................................             21

RISK FACTORS AND SPECIAL CONSIDERATIONS..............................................................             21

INVESTMENT OBJECTIVES AND POLICIES...................................................................             26

INVESTMENT RESTRICTIONS..............................................................................             33

MANAGEMENT OF THE FUND...............................................................................             35

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................................             42

NET ASSET VALUE......................................................................................             43

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN............................             43

TAXATION ............................................................................................             45

DESCRIPTION OF CAPITAL STOCK.........................................................................             50

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR..................................................             53

CUSTODIANS...........................................................................................             53

EXPERTS .............................................................................................             54

LEGAL MATTERS........................................................................................             54

ADDITIONAL INFORMATION...............................................................................             54

APPENDIX A...........................................................................................            A-1

APPENDIX B...........................................................................................            B-1

                              PROSPECTUS SUMMARY

     This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire Prospectus carefully, including the risk factors.

Purpose of the Offer                       The Board of Directors of the Fund
                                           has determined that it would be in
                                           the best interests of the Fund and
                                           its stockholders to increase the
                                           assets of the Fund so the Fund may be
                                           in a better position to take
                                           advantage of investment
                                           opportunities. The Fund's investment
                                           manager believes, as a result of
                                           recent events in the financial
                                           markets, that there are a number of
                                           attractive investment opportunities
                                           in the high-yield, high risk bond
                                           market.

                                           The Board also believes that the
                                           Fund's expense ratio may be reduced
                                           as a result of this offer. This is
                                           because the Fund's fixed costs can be
                                           spread over a larger asset base. The
                                           issuance of additional shares also
                                           may enhance the liquidity of the
                                           Fund's shares on the New York Stock
                                           Exchange.

                                           The Board also considered that this
                                           rights offering would give record
                                           date stockholders the opportunity to
                                           purchase shares at a price below
                                           market price and/or net asset value,
                                           and might increase the level of
                                           market interest in the Fund. The
                                           Board considered the proposed terms
                                           of the offer, the expenses of the
                                           offer, and its dilutive effect on
                                           exercising and non-exercising record
                                           date stockholders.

                                           The Board of Directors has considered
                                           the impact of the offer on its
                                           ability to maintain, subject to
                                           market conditions, the Fund's current
                                           level of distributions. Based on
                                           current market conditions and
                                           available leverage opportunities, the
                                           Board believes that the offer will
                                           not result in a change in the Fund's
                                           current level of dividends for the
                                           foreseeable future.

Important Terms of the Offer

 Aggregate number of shares offered        2,960,000 (not including up to
                                           740,000 additional shares the Fund
                                           may issue to cover over-subscription
                                           requests).

 Number of non-transferable rights         One right for each whole share owned
 issued to each stockholder                on the record date.

 Subscription ratio                        One share for every three rights (1-
                                           for-3)

 Subscription Price per share              _________

Important Dates to Remember                                Event                             Date
                                           Record Date................................    ___________, 1999
                                           Subscription Period........................    ___________, 1999 to
                                                                                          ___________, 1999 *
                                           Expiration Date............................    ___________, 1999 *
                                           Subscription Certificates and
                                           Payment for Shares Due +...................     ____________, 1999 *

                                           Notice of Guaranteed Delivery Due +........
                                                                                          _____________, 1999 *
                                           Payments and Subscription
                                           Certificates for Guarantees of
                                           Delivery Due...............................    _____________, 1999 *

                                           Confirmation Mailed to Participants........
                                                                                          _____________, 1999 *
                                           * Unless the offer is extended.
                                           + A stockholder exercising rights must deliver either (i) a subscription certificate and payment for shares or (ii) a notice of guaranteed delivery by __________, 1999, unless the offer is extended.

                                           The first regular monthly dividend to be paid on shares acquired upon exercise of rights will be the first monthly dividend, the record date for which occurs after the issuance of the shares.  It is the Fund's present policy to pay dividends on the 15/th/ day of each month to stockholders of record on the last day of the previous month.  Assuming the subscription period is not extended, it is expected that the first dividend received by stockholders acquiring shares in the offer will be paid on the 15/th/ day of
                                           ________, 1999.

Over-Subscription Privilege                Record date stockholders who fully exercise all of the rights issued to them are entitled to subscribe for those shares that were not subscribed for by other record date stockholders.  If these requests for shares exceed the shares available, the Fund may determine after the expiration of the offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the shares available pursuant to the offer (up to an additional 740,000 shares), in order to cover these requests.  Regardless of whether the Fund issues such additional shares, to the extent shares are not available to honor all requests, the available shares will be allocated pro rata among those record date stockholders who over-subscribe based on the number of rights originally issued to them by the Fund.

Method for Exercising Rights               If you wish to exercise your rights, you may do so in the following ways:

                                           (1)   Complete and sign the subscription certificate.  Mail it in the envelope provided or deliver the completed and signed
                                           subscription certificate with payment in full to American Stock
                                           Transfer & Trust Company at the address indicated on the
                                           subscription certificate.  Your completed and signed subscription certificate and payment must be received by _________, 1999, unless the offer is extended.

                                           (2)   Contact your broker, banker or trust company, which can
                                           arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration
                                           date of the offer.  A fee may be charged for this service.   The
                                           notice of guaranteed delivery must be received on or before the expiration date of the offer.

Non-Transferability of Rights         The rights are non-transferable and,
                                      therefore, may not be purchased or sold.
                                      The rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the shares to be issued pursuant to the offer will be listed for trading on the New York
                                      Stock Exchange, subject to notice of
                                      issuance.

Offering Fees and Expenses            The Fund has agreed to pay broker-dealers
                                      that have executed and delivered a
                                      soliciting dealer agreement and have
                                      solicited the exercise of rights,
                                      solicitation fees equal to 1.75% of the
                                      subscription price per share for each
                                      share issued pursuant to the exercise of rights as a result of their soliciting efforts. Other offering expenses incurred by the Fund are estimated at $___________.

Foreign Restrictions                  Subscription certificates will not be
                                      mailed to record date stockholders whose record addresses are outside the United
                                      States. Foreign record date stockholders will receive written notice of the offer.
                                      The rights to which such subscription
                                      certificates relate will be held by the
                                      subscription agent for such foreign record date stockholders' accounts until instructions are received to exercise the rights. If no instructions have been received by the expiration date, the rights of those foreign record date stockholders will expire.

Use of Proceeds                       The estimated net proceeds of the offer
                                      are approximately $______. This figure is based on the estimated subscription price of $______ per share and assumes all 2,960,000 shares offered in the primary subscription are sold and that offering expenses estimated at approximately $_____ are paid. If, as described above, the Fund increases the number of shares subject to subscription by 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximated $_____.

                                      The Fund's investment manager anticipates that the Fund will take up to 30 days to invest or employ these proceeds in accordance with the Fund's investment objectives and policies under current market conditions. This process will not take longer than six months. The proceeds of the offer will be held in U.S. Government securities and other high-quality, short-term money market instruments until they are invested. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund's primary objective of high current income.

Information Agent                     Please direct all questions or inquiries
                                      relating to the offer to the Fund's
                                      information agent as follows:

                                          Shareholder Communications Corporation
                                                    17 State Street
                                                  New York, NY 10005
                                          Stockholders call toll free:
                                                   (800) 603-1720
                                          Banks and Brokers call: (212) 805-7113

                                      Stockholders may also contact their
                                      brokers or nominees for
                                           information with respect to the
                                           offer.

The Fund The Fund is a non-diversified, closed-end management investment company designed for investors desiring to invest a portion of their assets in high yield securities.

Investment Objectives
and Policies                               The Fund's primary investment
                                           objective is to seek a high level of
                                           current income. As a secondary
                                           objective, the Fund seeks capital
                                           appreciation. Under normal market
                                           conditions, at least 65% of the
                                           Fund's total assets will be invested
                                           in high yield securities issued by
                                           U.S. corporations. Under current
                                           market conditions, the Fund expects
                                           that at least 80% of its total assets
                                           will be invested in such securities.
                                           In addition, the Fund may invest up
                                           to 35% of its total assets in high
                                           yield securities issued by non-U.S.
                                           corporations and by government and
                                           government-related issuers located in
                                           developing countries, provided that
                                           no more than 20% of the Fund's total
                                           assets may be invested in high yield
                                           securities issued by government or
                                           government-related issuers in
                                           developing countries.

                                           The high yield securities in which
                                           the Fund will invest include debt
                                           obligations (e.g., bonds, debentures,
                                           notes, equipment lease certificates,
                                           equipment trust certificates,
                                           conditional sales contracts and
                                           commercial paper) and preferred
                                           stock. Such securities generally will
                                           be rated, at the time of investment,
                                           below investment grade (that is,
                                           rated "Ba" or lower by Moody's
                                           Investors Service, Inc. or "BB" or
                                           lower by Standard & Poor's Ratings
                                           Group) or, if not rated, determined
                                           by the investment manager to be of
                                           comparable quality. There is no
                                           minimum rating requirement for the
                                           securities in which the Fund invests.
                                           However, the Fund anticipates that
                                           under normal market conditions, no
                                           more than 25% of the Fund's total
                                           assets will be rated, at the time of
                                           investment, below "B" by Moody's or
                                           S&P, or will be unrated and of
                                           comparable quality. Yields on these
                                           securities generally, at the time of
                                           investment exceed yields on higher-
                                           rated securities. A description of
                                           the ratings used by Moody's and S&P
                                           is set forth in Appendix A to this
                                           Prospectus.

                                           The Fund is authorized to borrow or
                                           issue shares of preferred stock or
                                           short-term debt securities in an
                                           amount up to 33 1/3% of the
                                           Fund's total assets (including the
                                           amount obtained from leverage) for
                                           investment purposes to increase the
                                           opportunity for greater returns.

Investment Manager                         Morgan Stanley Dean Witter Investment
                                           Management Inc. (formerly Morgan
                                           Stanley Asset Management Inc.), a
                                           wholly owned subsidiary of Morgan
                                           Stanley Dean Witter & Co., has served
                                           as investment manager to the Fund
                                           since its inception pursuant to an
                                           investment advisory and management
                                           agreement with the Fund. As of
                                           _______, 1999, the investment manager
                                           and its institutional investment
                                           management affiliates had
                                           approximately $______ billion of
                                           combined assets under management
                                           (including assets under fiduciary
                                           advisory control), of which
                                           approximately $_____ million was
                                           invested in high yield securities.
                                           The investment manager is a
                                           registered investment advisor under
                                           the U.S. Investment Advisers Act of
                                           1940.

                                           The Fund pays the investment manager
                                           a fee, computed weekly and payable
                                           monthly, at the annual rate of 0.70%
                                           of the Fund's average weekly net
                                           assets. The Fund's investment manager
                                           will benefit from an increase in the
                                           Fund's assets resulting from the
                                           offer.

Risk Factors and
Special Considerations                     The following summarizes some of the
                                           matters that you should consider
                                           before investing in the Fund in
                                           connection with this offer.

                                           Dilution. Stockholders who do not
                                           fully exercise their rights should
                                           expect that they will, at the
                                           completion of the offer, own a
                                           smaller proportional interest in the
                                           Fund than would otherwise be the
                                           case. Furthermore, the subscription
                                           price per share for the offer may be
                                           lower than the Fund's net asset value
                                           per share. Any rights offering priced
                                           at a discount to the Fund's net asset
                                           value per share and involving payment
                                           of expenses by the Fund entails some
                                           dilution in net asset value. The
                                           offer may result in a dilution of net
                                           asset value for all stockholders,
                                           which will disproportionately affect
                                           stockholders who do not exercise
                                           their rights. The Fund cannot state
                                           precisely the extent of this dilution
                                           at this time because the Fund does
                                           not know what the net asset value per
                                           share will be at the expiration of
                                           the offer or what proportion of the
                                           shares will be subscribed.

                                           High Yield, High Risk Investments. At
                                           any one time, a substantial portion
                                           of the Fund's assets will be invested
                                           in securities that are rated below
                                           investment grade as determined by
                                           recognized rating services, such as
                                           Moody's and S&P, or if unrated, of
                                           comparable quality, as determined by
                                           the investment manager. Debt or fixed
                                           income securities rated below
                                           investment grade (e.g., rated "Ba" or
                                           lower by Moody's or "BB" or lower by
                                           S&P) are commonly referred to as
                                           "junk bonds" and are considered to be
                                           speculative. Investment in securities
                                           rated below investment grade
                                           typically involves risks not
                                           associated with higher rated
                                           securities, including overall greater
                                           risk of timely and ultimate payment
                                           of interest and principal,
                                           potentially greater sensitivity to
                                           general economic conditions and
                                           changes in interest rates, greater
                                           market price volatility and limited
                                           secondary market trading. Certain of
                                           the Fund's investments may be
                                           considered to have extremely poor
                                           prospects of ever attaining any real
                                           investment standing, to have a
                                           current identifiable vulnerability to
                                           default and to be unlikely to have
                                           the capacity to pay interest and
                                           repay principal when due in the event
                                           of adverse business, financial or
                                           economic conditions, or may be in
                                           default or not current in the payment
                                           of interest or principal. In
                                           addition, the secondary market for
                                           high yield securities, may not be as
                                           liquid as the secondary market for
                                           more highly rated securities because
                                           it is concentrated in relatively few
                                           market makers.

                                           Risk of Leverage. The Fund's use of
                                           leverage poses certain risks for
                                           holders of common stock, including
                                           the possibility of higher volatility
                                           of both the net asset value and
                                           market value of the common stock and
                                           the risk that fluctuations in
                                           interest rates on borrowings or in
                                           the dividend rates on any preferred
                                           stock may affect the yield to holders
                                           of common stock. There can be no
                                           assurance that the Fund will be able
                                           to realize a higher return on
                                           its investment portfolio through the
                                           use of leverage.

                                           Discount from Net Asset Value. Shares
                                           of closed-end funds frequently trade
                                           at a market price that is less than
                                           the value of the net assets
                                           attributable to those shares. The
                                           Fund's shares have traded in the
                                           market above, at, and below net asset
                                           value since the commencement of the
                                           Fund's operations. Since March 1999,
                                           the Fund's shares have consistently
                                           traded above net asset value.

                                           Dividends and Distributions. Based on
                                           information provided by the Fund's
                                           investment manager on current market
                                           conditions in the high yield bond
                                           market, the Board of Directors
                                           believes that the offer will not
                                           result in a change in the Fund's
                                           current level of dividends per share
                                           for the foreseeable future. However,
                                           there can be no assurance that the
                                           Fund will be able to maintain its
                                           current level of dividends per share,
                                           and the Board of Directors may, in
                                           its sole discretion, change the
                                           Fund's current dividend policy or its
                                           current level of dividend per share
                                           in response to market or other
                                           conditions.

                                           Year 2000. The investment advisory
                                           services provided to the Fund by the
                                           investment manager depend on the
                                           smooth operation of its computer
                                           systems. Many computer and software
                                           systems in use today cannot recognize
                                           the year 2000, but revert to 1900 or
                                           some other date, due to the manner in
                                           which dates were encoded and
                                           calculated. That failure could have a
                                           negative impact on the handling of
                                           securities trades, pricing and
                                           account services. The investment
                                           manager has been actively working on
                                           necessary changes to its own computer
                                           systems to deal with the year 2000
                                           problem and expects that its systems
                                           will be adapted before that date.
                                           There can be no assurance, however,
                                           that the investment manager will be
                                           successful. In addition, other
                                           unaffiliated service providers may be
                                           faced with similar problems. The
                                           investment manager is monitoring
                                           their remedial efforts, but there can
                                           be no assurance that they and the
                                           services they provide will not be
                                           adversely affected.

                                           In addition, it is possible that the
                                           markets for securities in which the
                                           Fund invests may be detrimentally
                                           affected by computer failures
                                           throughout the financial services
                                           industry beginning January 1, 2000.
                                           Improperly functioning trading
                                           systems may result in settlement
                                           problems and liquidity issues. In
                                           addition, corporate and governmental
                                           data processing errors may result in
                                           production problems for individual
                                           companies and overall economic
                                           uncertainties. Earnings of individual
                                           issuers will be affected by
                                           remediation costs, which may be
                                           substantial and may be reported
                                           inconsistently in U.S. and foreign
                                           financial statements. Accordingly,
                                           the Fund's investments may be
                                           adversely affected.

                                           You should carefully consider your
                                           ability to assume the foregoing risks
                                           before making an investment in the
                                           Fund. An investment in shares of the
                                           Fund is not appropriate for all
                                           investors.

                                  FEE TABLE
Stockholder Transaction Expenses:
  Sales Load (as a percentage of offering price)(1)................  1.75%
Annual Expenses (as a percentage of net assets):
  Management Fees..................................................  0.70%
  Interest Expense(2)..............................................   ___%
  Other Expenses(2)............... ................................   ___%
  Total Annual Expenses............................................   ___%

  (1) The Fund has agreed to pay broker-dealers who have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to 1.75% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts.

  (2) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to the anticipated net proceeds of the offer, assuming that all of the rights are exercised.

Example:

                                                                              Cumulative Expenses Paid for the
                                                                                       Period of:
                                                                 ----------------------------------------------------------
                                                                       1 year       3 years     5 years      10 years
                                                                     -----------  -----------  ----------  -------------
An investor would pay the following expenses on a $1,000                  $            $           $             $
 investment, assuming a 5% annual return throughout the
 periods indicated

The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

  The Example set forth above assumes payment by an investor of the 1.75% sales load, reinvestment of all dividends and distributions at net asset value and an annual expense ratio of _____%. The tables above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission regulations applicable to all investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

                              FINANCIAL HIGHLIGHTS
 (For a share of common stock of the Fund outstanding throughout each period)

     The table below sets forth certain specified information for a share of common stock of the Fund outstanding throughout each period presented. The financial highlights for each of the five years ended December 31, 1998 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes thereto, which are incorporated herein by reference, in the Fund's Annual Report as of December 31, 1998 and the Fund's Semi-Annual Report (unaudited) as of June 30, 1999, which are available without charge by contacting the Fund's dividend paying agent, transfer agent and registrar, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, toll free (800) 278-4353.

                                        Six Months Ended                                                              Nov. 30, 1993*
SELECTED PER SHARE DATA                     June 30,1999               Year Ended December 31,                             to
                                       ------------------   ----------------------------------------------------
AND RATIOS:                               (Unaudited)       1998        1997       1996       1995        1994        Dec. 31, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period..............................                       $  15.19    $  14.45   $  13.63   $  11.96    $  14.10     $    14.10
----------------------------------------------------------------------------------------------------------------------------------
Offering Costs.......................                             --          --         --         --       (0.01)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income................                           1.34        1.37       1.35       1.34        1.32           0.04
Net Realized and Unrealized Gain
(Loss) on Investments................                          (0.66)       1.21       0.89       1.60       (2.08)          0.01
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             0.68        2.58       2.24       2.94       (0.76)          0.05
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income.............                          (1.40)      (1.36)     (1.42)     (1.27)      (1.36)            --
   In Excess of Net Investment Income                          (0.02)         --         --         --       (0.01)            --
   Net Realized Gain.................                          (0.76)      (0.48)        --         --          --             --
   In Excess of net Realized Gain....                          (0.07)          --         --         --         --             --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions................                          (2.25)      (1.84)     (1.42)     (1.27)      (1.37)            --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......                       $  13.62    $  15.19   $  14.45  $   13.63   $   11.96     $    14.10
==================================================================================================================================
Per Share Market Value, End of
 Period..............................                       $  15.38    $  16.06   $  14.63   $  12.88   $   11.38     $    14.75
==================================================================================================================================
TOTAL INVESTMENT RETURN:
 Market Value.......................                           11.15%      23.79%     25.92%     25.21%     (14.11)%         4.61%
 Net Asset Value (1)................                            4.12%      18.48%     17.52%     26.07%     ( 5.53)%         0.00%
==================================================================================================================================
RATIOS, SUPPLEMENTAL
DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
(Thousands).........................                        $119,940    $133,050   $126,330   $118,863   $ 104,260     $  122,781
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest
    Expense to Average Net Assets...                            1.10%       1.06%      1.12%      1.11%       1.12%          1.46%**
Ratio of Expenses After Interest
    Expense to Average Net Assets...                            2.23%       2.76%      2.46%      2.79%       2.78%          1.46%**
Ratio of Net Investment Income
    to Average Net Assets...........                            9.00%       8.98%      9.82%     10.29%      10.18%          3.76%**
Portfolio Turnover Rate.............                              78%         94%       136%        84%         32%             0%
 -----------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
**    Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

                        CAPITALIZATION AT JUNE 30, 1999

                                                           Amount Outstanding    Amount Held
                                                           Exclusive of Amount    by the Fund
                                                            Held by the Fund         or for
          Title of Class             Amount Authorized      or for its Account    its Account
          --------------             -----------------      ------------------    -----------
Common Stock, $0.01 par value        100,000,000 shares      8,841,985 shares      - 0 -  shares

                    TRADING AND NET ASSET VALUE INFORMATION

          In the past, the Fund's shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the offer or that the shares will not again trade at a discount. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

          The following table shows the high and low sales prices of the Fund's common stock on the New York Stock Exchange Composite Tape, quarterly trading volume on the Exchange, the high and low net asset value per share and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during the two most recent fiscal years and since the beginning of the current fiscal year.

                                               Quarterly                           Premium (Discount)
                           Market Price         Trading       Net Asset Value      to Net Asset Value(%)
                           ------------                       ---------------      ----------------------
                                                Volume
                                              (Hundreds of
Quarter Ended             High      Low          Shares)      High     Low         High      Low
-------------             ----      ---          ------       ----     ---         ----      ---
March 31, 1997.........  15.1250    14.2500      14,601       15.04    14.34        3.59      (0.70)
June 30, 1997..........  15.3750    13.7500      11,595       15.32    14.10        1.71      (2.85)
September 30, 1997.....  15.9375    15.0625       9,764       15.80    15.28        0.79      (1.04)
December 31, 1997......  16.3125    15.0625      10,490       15.96    15.56        3.17      (3.42)
March 31, 1998.........  16.6250    15.8125       8,397       15.64    15.23        5.91       2.63
June 30, 1998..........  16.3750    15.0625       8,520       15.74    15.24        4.43      (1.59)
September 30, 1998.....  15.6875    12.1875      12,577       15.42    13.59        2.19     (11.48)
December 31, 1998......  16.0625    12.5625      11,901       14.67    13.36        9.76      (5.03)
March 31, 1999.........  15.7500    14.9375      10,780       13.85    13.49       13.64      10.29
June 30, 1999..........  15.8125    15.5000       7,822       14.19    13.36       17.57      10.45

          The net asset value per share of the Fund's common stock at the close of business on July 9, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the offer) and on _________, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $13.56 and $____, respectively, and the last reported sales price of a share of the Fund's common stock on the New York Stock Exchange on those dates was $15.56 and $____, respectively.

                                   THE FUND

     Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund"), incorporated in Maryland on September 23, 1993 under the name The Morgan Stanley High Yield Fund, Inc., is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks a high level of current income as its primary investment objective and capital appreciation as a secondary objective. In seeking to achieve these objectives, the Fund invests primarily in a portfolio of high yield securities. No assurance can be given that the Fund's investment objectives will be realized. Due to the risks inherent in high yield securities generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in the high yield securities markets and not as a complete investment program. The stockholders of the Fund approved the name change to Morgan Stanley Dean Witter High Yield Fund, Inc. at the annual meeting of stockholders on June 21, 1999.

     At all times, except during periods when a temporary defensive investment strategy is appropriate, as determined by the Fund's Investment Manager (as defined below under "Investment Manager") the Fund will invest at least 65% of its total assets in high yield securities issued by U.S. corporations. Under current market conditions, the Fund anticipates that at least 80% of its total assets will be invested in such securities. In addition, the Fund may invest up to 35% of its total assets in high yield securities issued by non-U.S. corporations and by government and government-related issuers located in developing countries, provided that no more than 20% of the Fund's total assets may be invested in high yield securities issued by government or government-related issuers in developing countries. The high yield securities in which the Fund invests include debt obligations and preferred stock. Such securities generally will be rated, at the time of investment, below investment grade (that is, rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poors Ratings Group ("S&P") or, if not rated, determined by the Investment Manager to be of comparable quality. There is no minimum rating requirement for the securities in which the Fund invests. However, the Fund anticipates that under normal market conditions no more than 25% of the Fund's total assets will be rated, at the time of investment, below "B" by Moody's or S&P, or will be unrated and of comparable quality. Yields on these securities will, generally, at the time of investment exceed yields on higher-rated securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

     The Fund commenced operations on November 30, 1993 following the issuance of 7,093 shares of common stock of the Fund, par value $0.01 per share ("Common Stock") to the Investment Manager on November 17, 1993, for $100,000 and the initial public offering on November 23, 1993 of 5,500,000 shares to the public resulting in aggregate net proceeds to the Fund of approximately $122,550,020. At_______ ____, 1999, the Fund had _______ shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange ("NYSE") under the symbol "MSY". As of _______, 1999, the net assets of the Fund were $_______.


                                   THE OFFER

Purpose of the Offer

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of available investment opportunities. The Investment Manager believes, as a result of recent events in the financial markets, that there are a number of attractive investment opportunities in the high-yield, high risk bond market.

     In addition, the Board of Directors believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. In addition, the issuance of additional shares may enhance the liquidity of the Fund's shares on the NYSE.

     The Board also considered that this rights offering would give record date stockholders the opportunity to purchase shares at a price below market price and/or net asset value ("NAV") and might increase the level of market interest in the Fund.

     The Board of Directors considered the impact of the offer on its ability to maintain, subject to market conditions, the Fund's current level of distributions. Based on information provided by the Investment Manager on current market conditions in the bond markets and available leverage opportunities, the Board of Directors believes the offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future. There can be no assurance the Fund will maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's level of dividends per share at any time. For a further discussion of the anticipated impact of the offer of the Fund's dividends, please refer to "Risk Factors and Special Considerations - Dividends and Distributions."

     In determining that the offer was in the best interests of the Fund and its stockholders, the Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering and the effect on the Fund if the offer is undersubscribed.

     The Investment Manager will benefit from the offer because the Investment Manager's fee is based on the average weekly net assets of the Fund.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer. Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

     The Fund is issuing to its stockholders of record ("Record Date Stockholders"), as of the close of business on _________, 1999 (the "Record Date"), non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 2,960,000 shares (the "Shares") of the Fund's Common Stock (the "Offer"). Each such Record Date Stockholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1-for-3) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of Rights. Record Date Stockholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Record Date Stockholders purchasing Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the Over-Subscription Privilege (as defined below) are hereinafter referred to as "Exercising Rights Holders."

     Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on __________, 1999 and ends at 5:00 P.M., New York City time, on _________, 1999 unless extended by the Fund (the "Expiration Date"). The Rights are evidenced by Subscription Certificates ("Subscription Certificates") that will be mailed to Record Date Stockholders, except as discussed below under "Foreign Stockholders."

     Shares not subscribed for in the Primary Subscription will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to those Record Date Stockholders who have exercised all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one share) and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a stockholder may acquire pursuant to the Offer, stockholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

     The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of the Shares. It is the Fund's present policy to pay dividends on the 15/th/ day of each month to stockholders of record on the last day of the previous month. Assuming the Subscription Period is not extended, it is expected that the first dividend received by stockholders acquiring Shares in the Offer will be paid on the 15/th/ day of November, 1999.

     There is no minimum number of Rights which must be exercised in order for the Offer to close.

Over-Subscription Privilege

     Shares not subscribed for by Record Date Stockholders (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. If sufficient shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the shares available pursuant to the Offer (up to an additional 740,000 shares) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of shares issued to participating Record Date Stockholders will generally be in proportion to the number of shares owned by such stockholders on the record date. The allocation process involves a series of allocations in order to assure that the total number of shares available for over-subscription is distributed on a pro rata basis. Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege.

     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

     The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

Subscription Price

     The subscription price for the Shares to be issued pursuant to the Offer will be _______ (the "Subscription Price").

     The Fund announced the Offer after the close of trading on the NYSE on July 14, 1999. The NAV per share of Common Stock at the close of business on July 9, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) and on _______, 1999 was $13.56 and $_______, respectively, and the last reported sales price of a share of the Fund's Common Stock on the NYSE on those dates was $15.56 and $______, respectively.

Non-Transferability of Rights

     The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the NYSE or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the NYSE, subject to notice of issuance.

Expiration of the Offer

     The Offer will expire at 5:00 P.M., New York City time, on ____________, 1999 unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 A.M., New York City time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

     The subscription agent is American Stock Transfer & Trust Company (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $25,000 which includes reimbursement for estimated out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Common Stock. Questions regarding the Subscription Certificates should be directed to American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, U.S.A.; stockholders may also consult their brokers or nominees.

     Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to American Stock Transfer & Trust Company by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (718) 234-5001 to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (718) 921-8237. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

(1)  BY FIRST CLASS MAIL:
     American Stock Transfer & Trust Company
     40 Wall Street, 46/th/ Floor
     New York, New York  10005
     U.S.A.

(2)  BY OVERNIGHT COURIER:
     American Stock Transfer & Trust Company
     40 Wall Street, 46/th/ Floor
     New York, New York  10005
     U.S.A.

(3)  BY HAND:

     American Stock Transfer & Trust Company
     40 Wall Street, 46/th/ Floor
     New York, New York  10005
     U.S.A.

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Method for Exercising Rights

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Stockholders or, if a stockholder's shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Estimated Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company. They can arrange on your behalf to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery must be received by the Subscription Agent by the Expiration Date as set forth below. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on ___________, 1999, the third Business Day after the Expiration Date. A fee may be charged for this service. Fractional shares will not be issued upon the exercise of Rights. Record Date Stockholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares", in which case Notices of Guaranteed Delivery are due on the Expiration Date).

     Stockholders Who Are Record Owners. Stockholders who are record owners can choose between either option to exercise their Rights as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.

     Stockholders Whose Shares Are Held by a Nominee. Stockholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the stockholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

     Nominees. Nominees who hold shares of Common Stock for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

Information Agent

     Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

      Shareholder Communications Corp.
      17 State Street
      New York, NY 10005
      Stockholders call toll free: (800) 603-1720
      Banks and Brokers call: (212) 805-7113

     Stockholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $_____, plus reimbursement for its reasonable out-of-pocket expenses related to the Offer.

Payment for Shares

     Stockholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

          (1) A Record Date Stockholder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $_____ per share. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO MORGAN STANLEY DEAN WITTER HIGH YIELD FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

          (2) Alternatively, a Record Date Stockholder may acquire shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member guaranteeing delivery of (i) payment of the Estimated Subscription Price of $______ per share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on ___________, 1999, the third Business Day after the Expiration Date.

     On a date within eight Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per Share and total purchase price of the shares, and (iv) any additional amount payable by such Record date Stockholder to the Fund or any excess to be refunded by the Fund to such Stockholder, in each case based on the Subscription Price. If any Record Date Stockholder exercises his or her right to acquire shares pursuant to the Over-Subscription Privilege, any such excess payment that would otherwise be refunded to the Record Date Stockholder will be applied by the Fund toward payment for shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Stockholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to MORGAN STANLEY DEAN WITTER HIGH YIELD FUND, INC.

     If a Record Date Stockholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any additional amounts due by the tenth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for shares to other Record Date Stockholders,
(ii) apply any payment actually received toward the purchase of the greatest whole number of shares that could be acquired by such Record Date Stockholder upon the exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected, within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided below under "Notice of Net Asset Value Decline."

Delivery of Share Certificates

     Certificates representing Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and all allocations have been completed. Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their stockholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise

Rights for the shares of Common Stock held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Stockholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.

Foreign Restrictions

     Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States). Foreign Record Date Stockholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 P.M., New York City time, on the Expiration Date, the Rights of those Foreign Record Date Stockholders will expire.

Federal Income Tax Consequences of the Offer

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights. No loss will be realized if the Rights expire without exercise.

          2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued, and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

          3. The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

          4. A Record Date Stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Stockholder's basis in the Right, if any, and the Subscription Price per Share. A Record Date Stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss if the Share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the Share is held for more than one year. See "Taxation--U.S. Federal Income Taxes" for a summary of the capital gains rates applicable to capital gains or losses recognized upon the sale of Shares.

     The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and Treasury regulations presently in effect that are generally applicable to Record Date Stockholders that are United States persons within the meaning of the Internal Revenue Code, and does not cover foreign, state or local taxes. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes. See "Taxation."

Notice of Net Asset Value Decline

     The Fund has, as required by the Securities and Exchange Commission's ("SEC") registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Employee Plan Considerations

     Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Internal Revenue Code or other qualification rules to be violated.

     Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Internal Revenue Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Internal Revenue Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code.

Important Dates to Remember

   Event                                                                                     Date
   -----                                                                                     ----
   Record Date...................................................................    ___________, 1999
   Subscription Period...........................................................    ___________, 1999 to
                                                                                     ___________, 1999*
   Expiration Date...............................................................    ___________, 1999*
   Subscription Certificates and Payment for Shares Due+.........................    ___________, 1999*
   Notice of Guaranteed Delivery Due+............................................    ___________, 1999*
   Payments and Subscription Certificates for Guarantees of Delivery Due.........    ___________, 1999*
   Confirmation to Participants..................................................    ___________, 1999*

n

--------------------
*  Unless the Offer is extended.
+ A stockholder exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by _______________, 1999, unless the Offer is extended.

                                USE OF PROCEEDS

     If all the Rights are exercised in full at the Estimated Subscription Price of $_____ per Share, the net proceeds of the Offer to the Fund assuming all 2,960,000 shares offered hereby are sold are estimated to be approximately $________ after deducting offering expenses payable by the Fund estimated at approximately $________. The Investment Manager anticipates that the Fund will take up to 30 days from its receipt of the net proceeds of the Offer to invest or otherwise employ such proceeds (for example, to reduce leverage), but in no event will any such use take longer than six months. Pending the use of the proceeds of the Offer, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality short-term money market instruments. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund's primary objective of high current income.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund is subject to a number of risks and special considerations, including the following:

Dilution

     Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be subscribed.

     Furthermore, the Subscription Price per share for the Offer may be lower than the Fund's NAV per share. Any rights offering priced at a discount to the Fund's NAV per share and involving payment of expenses by the Fund entails some dilution in the NAV per share. Dilution is the decrease in NAV per share that results from the Fund's issuance of new shares at a discount to current NAV per share when the rights are exercised and from the Fund's payment of the expenses of the Offer. The Offer will result in a dilution of NAV for all stockholders, which will disproportionately affect stockholders who do not exercise their Rights. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. Although it is not possible to state precisely the amount of any decrease in NAV because it is not known at the date of this Prospectus how many shares will be subscribed for, or what the Subscription Price will be, the dilution could be substantial.

     For example, assuming that all Rights are exercised at the Estimated Subscription Price of $_____, the NAV per share at the Expiration Date was $______, the Fund issues an additional 25% of Shares to satisfy over-subscription requests, and assuming the deduction of all expenses related to the issuance of the Shares, the Fund's NAV per share would be reduced by approximately $_____ per share or _____%.

High Yield Investments

     At any one time, substantially all of the Fund's assets may be invested in obligations or securities that are rated below investment grade by recognized rating services such as Moody's and S&P, or if unrated, are determined to be of comparable quality by the Investment Manager. Non-investment grade securities (that is, rated "Ba" or lower by Moody's or "BB" or lower by S&P) are commonly referred to as "junk bonds" and are regarded as predominantly speculative and involve major risk exposure to adverse conditions. Some of the high yield securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as "C" by Moody's or "CCC" or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions or to be in default or not current in the payment of interest or principal.

     Securities rated below investment grade and unrated securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of securities rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

     The value of the high yield securities held by the Fund, and thus the net asset value of the Common Stock, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities and (ii) movements in interest rates. The extent of the fluctuation of the Fund's NAV will depend on various other factors, such as the average maturity of the Fund's investments, the extent to which the Fund engages in borrowing and other leveraging transactions, and the extent to which the Fund hedges its interest rate and currency exchange rate risks. The Investment Manager will make independent evaluations as to the creditworthiness of issuers of debt securities that may differ from those of the recognized rating services. The Fund's success in attaining its investment objectives will depend largely on the Investment Manager's evaluation of the creditworthiness of issuers.

     The market for high-yield, high risk securities has expanded rapidly in recent years and is relatively new. This expanded market has not yet completely weathered an economic downturn. An economic downturn or an increase in interest rates could have a negative effect on the high-yield, high risk securities market and on the market value of the high-yield, high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Investment Manager could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Prices for high yield securities may be affected by legislative and regulatory developments. Changes in law could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of high yield securities and the value of outstanding high yield securities.

     Lower rated or unrated securities also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, potentially resulting in a decreased return for investors.

Considerations Relating to Investments in Non-U.S. Issuers

     Investing in securities of non-U.S. issuers involves certain considerations not typically associated with investing in the securities of U.S. issuers. For example, investments may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in the securities of certain non-U.S. issuers and increase the costs and expenses of such investments to the Fund. In addition, governmental approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities of non-U.S. issuers. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     No established secondary markets may exist for many of the non-U.S. high yield securities in which the Fund will invest. This may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. In addition, non-U.S. issuers are not generally subject to accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. issuers. Consequently, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer. Furthermore, there is generally less government supervision and regulation of foreign securities markets, brokers and securities issuers than in the United States. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws. The Fund is also subject to currency risk which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments.

     The economies of foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain developing countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Also, there is a possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries.

     With respect to the Fund's investments in developing country government debt securities, the issuer or governmental authority that controls the repayment of a developing country's debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If a government obligor defaults on its obligations, the Fund may have limited legal recourse against the issuer or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

     Government obligors in developing countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Risk of Leverage

     The Fund is authorized to borrow money from banks and other entities, and to issue shares of preferred stock or short-term debt securities, in an amount equal to up to 33 1/3% of the Fund's total assets (including the amount obtained from leverage) less all liabilities and indebtedness other than the leverage, and may use the proceeds from the leveraging for investment purposes. For a description of the various leverage techniques the Fund intends to use, see "Investment Objectives and Policies -- Leverage" on page ___ of this Prospectus. Since its inception, the Fund has generally been leveraged in the range of approximately 0% of its assets to ___% of its assets through the use of reverse repurchase agreements. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the NAV of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current interest or dividend rate of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current interest or dividend rate on any leverage together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then current interest or dividend rate on any leverage were to exceed the net return on the Fund's Portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. Similarly, since any decline in the NAV of the Fund's investments will be borne entirely by holders of the Common Stock, the effect of leverage in a declining market would be a greater decrease in NAV applicable to the Common Stock than if the Fund were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the Common Stock. If the Fund's current investment income were not sufficient to meet interest or dividend requirements on any leverage (or if any decrease in the NAV of the Fund's investments would violate the 1940 Act asset coverage requirements) it could be necessary for the Fund to liquidate certain of its investments sooner than would otherwise have been the case, thereby reducing the NAV attributable to the Common Stock.

     The Fund's use of leverage will be subject to the provisions of the 1940 Act, including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of Common Stock or purchases of Common Stock in the event such asset coverage requirements are not met. The 1940 Act also requires that holders of preferred stock, and in certain circumstances holders of debt securities, have certain voting rights as set forth in the "Description of Capital Stock" section of this Prospectus on page ___.

Foreign Currency Considerations

     Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Furthermore, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. To the extent available, the Fund may seek to protect the value of some portion or all of its non-U.S. dollar-denominated portfolio holdings against currency risks by engaging in hedging transactions as set forth in this Prospectus. There can be no guarantee that instruments suitable for hedging currency will be available at the time when the Fund wishes to use them. For a description of such hedging strategies and certain considerations relating to them, see "Investment Objectives and Policies - Hedging" and Appendix B.

Net Asset Value Discount; Nondiversification

     The Fund is a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. It should be noted, however, that shares of some closed-end funds that invest principally in high yield securities have traded at premiums to NAV. The Fund cannot predict whether its own shares will trade at, below or above NAV. The risk of purchasing shares of a closed-end investment company which might trade at a discount from NAV is more pronounced for investors who wish to sell their shares in a relatively short period of time. The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes.

     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company.

Dividends and Distributions

     Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends per share. However, the Fund cannot give any assurance that it will be able to maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's current level of dividends per share in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

     Based on information provided by the Investment Manager on current market conditions in the high yield bond market and available leverage opportunities, the Board of Directors believes that the offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future.

     The Fund will not be permitted to declare dividends or other distributions with respect to the Common Stock or any series of preferred shares or purchase shares of Common Stock or any series of preferred shares unless at the time thereof the Fund meets certain asset coverage requirements applicable to any debt or preferred shares the Fund may have outstanding, including those imposed by the 1940 Act. Further, the Fund will not be permitted to pay any dividends or other distributions with respect to the

Common Stock or any series of preferred shares if a default or an event of default has occurred and is continuing under any credit or other agreements applicable to any debt or preferred shares the Fund may have outstanding or if such payment of dividend or distribution would result in a default or an event of default under any such agreements. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

     In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to immediately pay any loans (together with interest accrued thereon) outstanding. Repayment of any loans would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Stock.

Year 2000

     The investment advisory services provided to the Fund by the Investment Manager depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Investment Manager will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Investment Manager is monitoring their remedial efforts, but there can be no assurance that they and the services they provide will not be adversely affected.

     In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

     You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                      INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, at least 65% of the Fund's total assets will be invested in high yield securities issued by U.S. corporations. Under current market conditions, the Fund anticipates that at least 80% of its total assets will be invested in such securities. In addition, the Fund may invest up to 35% of its total assets in high yield securities issued by non-U.S. corporations and by government and government-related issuers located in developing countries, provided that no more than 20% of the Fund's total assets may be invested in high yield securities issued by government or government-related issuers in developing countries. The high yield securities in which the Fund invests include debt obligations and preferred stock. Such securities generally will be rated, at the time of investment, below investment grade (that is, rated "Ba" or lower by Moody's or "BB" or lower by S&P) or, if not rated, determined by the Investment Manager to be of comparable quality. Debt securities rated by both Moody's or the S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. There is no minimum rating requirement for the securities in which the Fund invests. However, the Fund anticipates that under normal market conditions no more than 25% of the Fund's total assets will be rated, at the time of investment, below "B" by Moody's or S&P, or will be unrated and of comparable quality. Yields on these securities generally, at the time of investment exceed yields on higher-rated securities.

     The Fund's investment objectives are fundamental policies which may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objectives.

     The Fund may acquire high yield securities including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper) and preferred stock. The Fund's high yield investments may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund also may invest up to 20% of its total assets in fixed income securities that are investment grade (e.g., rated in one of the top four categories or of comparable quality as determined by the Investment Manager) and have maturities of one year or less. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends to the extent that the total value, at time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets.

     The Fund's investments in government and government-related debt securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in developing countries, (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in developing countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. The Fund also may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market. The Fund may purchase Brady Bonds either in the primary or secondary markets.

Selection of Investments

     The Fund invests substantially all of its assets in obligations or securities that are, at the time of investment, rated below investment grade (that is, rated "Ba" or lower by Moody's or "BB" or lower by S&P) or, if not rated, determined by the Investment Manager to be of comparable quality. Ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, while the Investment Manager considers ratings, it performs its own analysis and does not rely principally on ratings. The Investment Manager considers, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Investment Manager believes are comparable to rated securities that are consistent with the Fund's objective and policies. The Investment Manager may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.

     A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

Temporary Investments

     During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest part or all of its total assets in cash or in certain other short-term (less than twelve months to maturity) debt securities, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities and repurchase agreements involving such government securities.

Other Investments

     Private Placements and Restricted Securities. The Fund may invest in privately placed securities, including securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to qualified, institutional buyers under Rule 144A under the Securities Act. Investors should note that these investments may be considered a speculative activity and may involve greater risk and expense to the Fund.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

     The Fund may invest up to 10% of its total assets in convertible securities; however, it has no current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Warrants. The Fund may invest up to 10% of its total assets in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The Fund may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.

     Zero Coupon, Pay-in-Kind and Deferred Payment Securities. The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because the Fund will distribute its "phantom income" to stockholders, to the extent that stockholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In a typical Participation, the Fund will have a contractual relationship only with the Lender and not with the borrower; and consequently, the Fund will not have the right to enforce the Loan against the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy.

     When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan although the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such interests to a third party. Because there is no liquid market for such interests, the Fund anticipates that such interests could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such interests and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these interests for purposes of valuing the Fund's portfolio and calculating its NAV.

Leverage

     The Fund is authorized to borrow money from banks and other entities, and to issue shares of preferred stock or short-term debt securities, in an amount equal to up to 33 1/3% of the Fund's total assets including the amount obtained from leverage and may use the proceeds from the leveraging for investment purposes. It is anticipated that the interest payments on any borrowing or short-term debt securities or the dividends on any preferred stock will reflect short-term rates, and that the net return on the Fund's portfolio, including the proceeds of any leverage, will exceed the interest or dividend rate applicable to the leverage. Whether to leverage through bank borrowings or the issuance of preferred stock or short-term debt securities, and the terms of and the timing of such leverage, will be determined by the Fund's Board of Directors. The extent to which the Fund is leveraged from time to time will vary depending on the judgment of the Board of Directors, in consultation with the Investment Manager, regarding market conditions. Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund were not leveraged. Since its inception, the Fund generally has been leveraged in the range of approximately 0% of its assets to ___% of its assets through the use of reverse repurchase agreements. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. See "Risk Factors and Special Considerations --Risk of Leverage."

     In addition, the Fund may apply for a rating from Moody's and/or S&P on any preferred stock or short-term debt which it issues; however, no minimum rating is required for the issuance of preferred stock or short-term debt by the Fund. The Fund believes that obtaining one or both of such rating for its preferred stock or short-term debt securities will enhance the marketability of the preferred stock or short-term debt securities and thereby reduce the dividend rate on the preferred stock or interest requirements of such short-term debt securities from that which the Fund would be required to pay if the preferred stock or short-term debt securities were not so rated. The rating agencies for any preferred stock or short-term debt securities may require asset coverage maintenance ratios in addition to those imposed by the 1940 Act. The ability of the Fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond the control of the Fund such as market conditions for its portfolio securities. The Fund expects that the terms of any preferred stock or short-term debt securities will provide for mandatory redemption of the preferred stock or repayment of short-term debt in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, the Fund may have to liquidate portfolio securities in order to meet redemption or repayment requirements. This would have the effect of reducing the NAV to holders of the Common Stock and could reduce the Fund's net income in the future.

     The use of leverage may entail certain costs and expenses such as underwriting discounts or placement fees, fees associated with the registration with the SEC, filing under state securities law, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to holders of the Common Stock.

     The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the Fund's borrowing for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's stockholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

     If the Fund leverages through preferred stock, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the 1940 Act, must be equal, immediately after any such issuance of preferred stock, to at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred stock. Such percentage must also be met any time the Fund pays a dividend or makes any other distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accrued and unpaid dividends thereon (whether or not earned or declared). See "Description of Capital Stock."

     If the Fund leverages through borrowing or issuing short-term debt securities, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the 1940 Act, must at least be equal, immediately after the issuance of senior securities consisting of debt, to 300% of the aggregate principal amount of all outstanding senior securities of the Fund which are debt. If the Fund leverages through the issuance of senior securities consisting of debt, the 300% asset coverage maintenance ratio referred to above must also be met any time the Fund declares a dividend or other distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase.

     The Fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment

Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will either earmark cash or liquid securities or establish and maintain a segregated account with its custodian or a designated sub-custodian, containing cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities") or other liquid, high grade debt obligations, in each instance having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities, and the Fund's use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent that the Fund does not either earmark cash or liquid securities or establish and maintain a segregated account (as described above).

     The Fund may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

Hedging

     The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as movements in interest and currency exchange rates and fluctuations in the securities markets), to manage the effective maturity or duration of debt instruments held by the Fund or to seek to increase the Fund's income or gain. The Fund will use such strategies to the extent deemed appropriate by the Investment Manager, in its discretion. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

     As part of its hedging strategies, the Fund may purchase and sell financial futures contracts, purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments and enter into interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

     Hedging may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The ability of the Fund to utilize Hedging successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The Fund is not a "commodity pool" and Hedging involving financial futures and options on financial futures will be purchased, sold or entered into only for bona fide hedging, risk management or other appropriate portfolio management purposes and not for speculative purposes. The use of Hedging in certain circumstances will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     A detailed discussion of Hedging, including applicable requirements of the Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears as Appendix B to this Prospectus.

     The degree of the Fund's use of Hedging may be limited by certain provisions of the Internal Revenue Code. See "Taxation."

When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Fund will earmark cash or liquid securities or place them in a segregated account in each instance in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities, other than the obligations created by these commitments.

Repurchase Agreements

     The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines adopted by the Fund's Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. Repurchase agreements may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.

Loans of Portfolio Securities

     The Fund may attempt to increase its income through lending portfolio securities to third parties and receiving interest on such loans. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it loaned. To the extent that, in the meantime, the value of the securities the Fund has loaned decreases, the Fund could experience a loss.

     The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is earmarked by the Fund or maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.

Short Sales

     The Fund may from time to time sell securities short without limitation. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. Government Securities or other liquid, high grade debt obligations. In addition, the Fund will earmark cash or liquid securities or place them in a segregated account with its custodian, or designated sub-custodian, in each instance in an amount equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government Securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain as earmarked or in the segregated account sufficient amounts so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

     Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined under "Investment Objectives and Policies"). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

     As a matter of fundamental policy:

     1. The Fund may not purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result more than 25% of the Fund's total assets would be invested in a particular industry; provided, however, that the foregoing restriction will not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer.

     2. The Fund may not make any investment for the purpose of exercising control or management.

     3. The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

     4. The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objectives and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law, and (iii) make loans of portfolio securities.

     5. The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     6.   The Fund may not issue senior securities or borrow money, except for
          (a) preferred stock and other senior securities (including borrowing money, including on margin if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 33 1/3% of its total assets, and (b) borrowings up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging transactions shall not be deemed to involve the issuance of a "senior security" or a "borrowing"; for purposes of clauses (a) and
          (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this item (6). The Fund's obligations under interest rate swaps are not treated as senior securities.

     As a matter of operating policy, which may be changed by the Fund's Board of Directors without stockholder vote, the Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

     The investment restrictions set forth in items 1 to 6 above and the Fund's investment objectives are the Fund's only fundamental policies -- i.e., policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined under "Investment Objectives and Policies" above). All other policies and restrictions described in this Prospectus are operating policies. Unlike fundamental policies, operating policies of the Fund may be changed by the directors of the Fund, without a vote of the Fund's stockholders, if the directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice will also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

                            MANAGEMENT OF THE FUND

The Investment Manager

     The Fund employs Morgan Stanley Dean Witter Investment Management Inc. (the "Investment Manager"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., pursuant to an Investment Advisory and Management Agreement, dated as of March 13, 1997 (the "Management Agreement"), to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund's Directors. The Investment Manager's principal business address is 1221 Avenue of the Americas, New York, New York 10020.

     The Investment Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of _____________, 1999, the Investment Manager and its institutional investment management affiliates had approximately $____ billion of combined assets under management as investment managers or as fiduciary advisors. As of _____________, 1999, the Investment Manager acted as adviser for approximately $___ million of assets invested in high yield securities.

     Robert. E. Angevine is the senior portfolio manager for the Fund. He is a Principal of the Investment Manager and the portfolio manager for high yield investments. Prior to joining the Investment Manager in October 1988, Mr. Angevine spent eight years at Prudential Insurance where he was responsible for one of the largest open-end high yield mutual funds in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experiences include international treasury operations at a major U.S. pharmaceutical company and commercial banking. He received a B.A. in Economics from Lafayette College, and an MBA from Fairleigh Dickinson University. He served two years as a Lieutenant in the U.S. Army.

Management Agreement

     Under the terms of the Management Agreement, the Investment Manager makes investment decisions, prepares and makes available research and statistical data, and supervises the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies, under the direction and control of the Fund's Board of Directors. The Investment Manager also is responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Investment Manager pays the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund bears travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Investment Manager or its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

     The Fund pays all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Investment Manager); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     For services under the Management Agreement, the Investment Manager receives a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets. For the fiscal years ended December 31, 1996, 1997 and 1998, the advisory fees earned by the Investment Manager aggregated approximately $842,000, $929,000, and $920,000, respectively. The Investment Manager will benefit from the Offer because the Investment Manager's fee is based on the average weekly net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer, assuming all the rights are exercised in full at the Estimated Subscription Price of $________ per share, assuming the Fund issues an additional 25% of shares to satisfy over-subscription requests and after payment of expenses the Investment Manager would receive additional annual advisory fees of approximately $__________ as a result of the increase in assets under management over the Fund's current assets under management.

     Under the Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients who may invest in high yield securities. Conversely, information furnished by others to the Investment Manager in the course of providing services to clients other than the Fund may be useful to the Investment Manager in providing services to the Fund.

     The Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Investment Manager, or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. At a meeting held on June 21, 1999, the Board of Directors (including all Directors who are not "interested persons" of the Investment Manager, or the Fund) unanimously approved the renewal of the Management Agreement for a one year term expiring in June 2000. The Management Agreement may be terminated at any time, without payment of penalty, by the Fund's Board of Directors, by the vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager upon 60 days' written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

     The Management Agreement provides that the Investment Manager will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Management Agreement.

Directors and Officers of the Fund

     The Directors and officers of the Fund are listed below together with their respective positions, ages and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly held companies.

Name, Address and                                       Principal Occupations
-----------------
Date of Birth                    Position with Fund     During Past Five Years
-------------                    ------------------     ----------------------
Barton M. Biggs*                 Director and           Chairman, Director and
                                                        Managing Director of

Name, Address and                Position with Fund          Principal Occupations
-----------------                ---------------------       During Past Five Years
Date of Birth                                                ----------------------
-------------

1221 Avenue of the Americas      Chairman of the             Morgan Stanley Dean Witter Investment Management Inc.
New York, New York 10020         Board since 1995            and Chairman and Director of Morgan Stanley Dean
11/26/32                                                     Witter Investment Management Limited; Managing
                                                             Director of Morgan Stanley & Co. Incorporated;
                                                             Member of the Yale Development Board; Director and
                                                             Chairman of the Board of various U.S. registered
                                                             investment companies managed by Morgan Stanley
                                                             Dean Witter Investment Management Inc.

Michael F. Klein*                Director and                Principal of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas      President since 1997        Morgan Stanley Dean Witter Investment Management
New  York, New  York 10020                                   Inc. and previously a Vice President thereof;
12/12/58                                                     Director and President of various U.S. registered
                                                             investment companies managed by Morgan Stanley
                                                             Dean Witter Investment Management Inc.; Previously
                                                             practiced law with the New York law firm of Rogers
                                                             & Wells.

Peter J. Chase                   Director since 1995         Chairman and Chief Financial Officer, High Mesa
1441 Paseo De Peralta                                        Technologies, Inc.; Director of various U.S.
Santa Fe, New Mexico 87501                                   registered investment companies managed by Morgan
10/12/32                                                     Stanley Dean Witter Investment Management Inc.

John W. Croghan                  Director since 1995         President of Lincoln Partners, a partnership of
200 South Wacker Drive                                       Lincoln Capital Management Company; Director of
Chicago, Illinois 60606                                      St. Paul Bancorp, Inc., Lindsay Manufacturing Co.
6/8/30                                                       and Republic Services; Director of various U.S.
                                                             registered investment companies managed by Morgan
                                                             Stanley Dean Witter Investment Management Inc.;
                                                             Previously Director of Blockbuster Entertainment
                                                             Corporation.

David B. Gill                    Director since 1995         Director of various U.S. registered investment
26210 Ingleton Circle                                        companies managed by Morgan Stanley Dean Witter
Easton, Maryland 21601                                       Investment Management Inc.; Director of the
7/6/26                                                       Mauritius Fund Limited; Director of Moneda Chile
                                                             Fund Limited; Director of First NIS Regional Fund
                                                             SIAC; Director of Commonwealth Africa Investment
                                                             Fund Ltd.; Chairman of the Advisory Board of
                                                             Advent Latin American Private Equity Fund;
                                                             Chairman and Director of Norinvest Bank; Director
                                                             of Surinvest International Limited; Director of
                                                             National Registry Company; Director of South Asia
                                                             Regional Fund Ltd.; Director of Creditanstalt
                                                             Ukraine; Previously Director of Capital Markets
                                                             Department of the International

Name, Address and                                            Principal Occupations
-----------------                                            During Past Five Years
Date of Birth                    Position with Fund          ----------------------
-------------                    ------------------
                                                             Finance Corporation; Trustee, Batterymarch
                                                             Finance Management; Chairman and Director of
                                                             Equity Fund of Latin America S.A.; Director of
                                                             Commonwealth Equity Fund Limited; and Director
                                                             of Global Securities, Inc.

Graham E. Jones                  Director since 1995         Senior Vice President of BGK Properties; Trustee
300 Garfield Street, Suite 200                               of various investment companies managed by Weiss,
Santa Fe, New Mexico 87501                                   Peck & Greer; Trustee of various investment
1/31/33                                                      companies managed by Morgan Grenfell Capital
                                                             Management Incorporated; Director of various U.S.
                                                             registered investment companies managed by Morgan
                                                             Stanley Dean Witter Investment Management Inc.;
                                                             Trustee of various investment companies managed by
                                                             Sun Capitol Advisers, Inc.; Previously Chief
                                                             Financial Officer of Practice Management Systems,
                                                             Inc.

John A. Levin                    Director since 1995         Chairman and Chief Executive Officer of John A.
One Rockefeller Plaza                                        Levin & Co., Inc.; Director of various U.S.
New York, New York 10020                                     registered investment companies managed by Morgan
8/20/38                                                      Stanley Dean Witter Investment Management Inc.;
                                                             Director, President and Chief Executive Officer of
                                                             Baker Fentress & Company.


William G. Morton, Jr.           Director since 1995         Chairman and Chief Executive Officer of Boston
100 Franklin Street                                          Stock Exchange; Director of Tandy Corporation;
Boston, Massachusetts 02110                                  Director of various U.S. registered investment
3/13/37                                                      companies managed by Morgan Stanley Dean Witter
                                                             Investment Management Inc.

Harold J. Schaaff, Jr.*          Vice President since        Principal of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas      1993                        Morgan Stanley Dean Witter Investment Management
New York, New York 10020                                     Inc.; General Counsel and Secretary of Morgan
6/10/60                                                      Stanley Dean Witter Investment Management Inc.;
                                                             Officer of various U.S. registered investment
                                                             companies managed by Morgan Stanley Dean Witter
                                                             Investment Management Inc.

Joseph P. Stadler*               Vice President since        Principal of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas      1993                        Morgan Stanley Dean Witter Investment Management
New York, New York 10020                                     Inc.; Officer of various U.S. registered
6/7/54                                                       investment companies managed by Morgan Stanley
                                                             Dean Witter Investment Management Inc.; Previously
                                                             with Price Waterhouse LLP.

Name, Address and                Position with Fund          Principal Occupations
-----------------                ---------------------       During Past Five Years
Date of Birth                                                ----------------------
-------------
Stefanie V. Chang*               Vice President since        Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas      1997                        Incorporated and Morgan Stanley Dean Witter
New York, New York 10020                                     Investment Management Inc.; Officer of various
11/30/66                                                     U.S. registered investment companies managed by
                                                             Morgan Stanley Dean Witter Investment Management
                                                             Inc.; Previously practiced law with the New York
                                                             law firm of Rogers & Wells.

Mary E. Mullin*                  Secretary since 1999        Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas                                  Incorporated and Morgan Stanley Dean Witter
New York, New York 10020                                     Investment Management Inc.; Officer of various
3/22/67                                                      U.S. registered investment companies managed by
                                                             Morgan Stanley Dean Witter Investment Management
                                                             Inc.; Previously practiced law with the New York
                                                             law firms of McDermott, Will & Emery and Skadden,
                                                             Arps, Slate, Meagher & Flom LLP.

Belinda Brady                    Assistant Treasurer         Manager, Fund Administration, Chase Global Funds
73 Tremont Street                since 1996                  Services Company; Officer of various U.S.
Boston, Massachusetts 02108                                  registered investment companies managed by Morgan
1/23/68                                                      Stanley Dean Witter Investment Management Inc.;
                                                             Previously with Price Waterhouse LLP.

____________________________________
* "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Investment Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang and Ms. Mullin are officers of the Investment Manager.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the 1940 Act. The Chairman of the Audit Committee is Mr. Jones. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     The Fund pays each of its Directors who is not a director, officer or employee of the Investment Manager or its affiliates an annual fee of $4,795, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $787 for serving on such committee.

     Each of the Directors who is not an "affiliated person" of the Investment Manager within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by the Investment Manager), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by the Investment Manager or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1998.


                                                            Pension or              Total             Number of Funds
                                            Aggregate        Retirement           Compensation        in Fund Complex
                                           Compensation    Accrued as Part      From Fund Complex      Benefits for
                                               From          of the Fund's          Paid to           Which Director
     Name of Directors                      Fund(2)(3)       Expenses           Directors(2)(4)          Serves(5)
  ------------------------             -----------------   ----------------   ------------------   ----------------------
Barton M. Biggs(1)                            $    0           None                 $     0                  16
Michael F. Klein(1)                                0           None                       0                  16
Peter J. Chase                                 5,582           None                  75,753                  12
John W. Croghan                                4,795           None                  64,997                  12
David B. Gill                                  5,582           None                  75,753                  12
Graham E. Jones                                5,582           None                  75,753                  12
John A. Levin                                  4,795           None                  72,097                  13
William G. Morton, Jr.                         4,795           None                  64,997                  12

____________________

(1)  "Interested person" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund Complex for services rendered during the fiscal year ended December 31, 1998, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Of the amounts shown in this column, Mr. Croghan, Mr. Gill and Mr. Levin deferred all of their aggregate compensation pursuant to the Fee Arrangement described above. Payments under the Fee Arrangement to a Director will be based on the number of share equivalents a Director holds.
(4) Of the amounts shown in this column, Mr. Croghan, Mr. Gill and Mr. Levin deferred all or a portion of their total compensation pursuant to the Fee Arrangement described above.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1998.


     The Articles of Incorporation of the Fund contain a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Fund's directors to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to the requirements of the 1940 Act and certain qualifications described below. The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors and officers of the Fund to the fullest extent permitted by the MGCL, subject to the requirements of the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that the person actually received an improper benefit or profit in money, property, or services, or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Holdings of Common Stock

     As far as is known to the Fund, no person owned beneficially five percent or more of the outstanding shares of Common Stock of the Fund at __________, 1999. DTC holds of record ___% of the outstanding shares of Common Stock at ________, 1999. As far as is known to the Fund, no person other than DTC owned of record or beneficially shares of the Fund representing more than five percent of the voting power of the Fund's outstanding shares. The Investment Manager beneficially owned ____ shares of Common Stock at ____________, 1999.

     As of __________, 1999, all Directors and officers of the Fund, owned in the aggregate less than 1% of the Common Stock.

Administration

     Under an Administration Agreement (the "Administration Agreement") between the Fund and The Chase Manhattan Bank, it was agreed that Chase Global Funds Services Company (the "Administrator"), an affiliate of The Chase Manhattan Bank, will provide administrative services to the Fund. Such administrative services include maintenance of the Fund's books and records, calculations of NAV, preparation and filing of reports with respect to certain of the Fund's U.S. reporting requirements, monitoring of custody arrangements with the Fund's custodians and other accounting and general administrative services. The Directors of the Fund will supervise and monitor the administrative services provided by the Administrator.

     The Chase Manhattan Bank, a New York State-chartered bank and trust company, provides corporate management and administrative services to investment companies which at December 31, 1998 had more than $176 billion of assets under administration. The Administrator's principal business address is 73 Tremont Street, Boston, Massachusetts 02108.

     Under the Administration Agreement, the Fund will pay to the Administrator an annual administration fee of $65,000 plus .08% of the average weekly net assets of the Fund, computed weekly and payable monthly. For the fiscal years ended December 31, 1996, 1997 and 1998, the administration fee earned by the Administrator aggregated approximately $176,000, $177,000 and $176,000, respectively.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Management Agreement authorizes the Investment Manager to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Investment Manager to seek to obtain for the Fund the most favorable net results as determined by the Fund's Board of Directors. The Fund has authorized the Investment Manager to pay higher commissions in recognition of brokerage services which, in the opinion of the Investment Manager, are necessary for the achievement of better execution, provided the Investment Manager believes this to be in the best interest of the Fund.

     In purchasing and selling securities for the Fund, it is the Fund's policy to seek to obtain quality executions at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Fund may also be appropriate for other clients served by the Investment Manager. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Investment Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Manager, and the results of such allocations, are subject to periodic review by the Fund's Directors.

     The Investment Manager on behalf of the Fund may place brokerage transactions through brokers, including Morgan Stanley & Co. Incorporated, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     Research provided to the Investment Manager in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Investment Manager itself, and the Investment Manager's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Such information may be useful to the Investment Manager in providing services to clients other than the Fund, and not all such information is necessarily used by the Investment Manager in connection with the Fund. Conversely, information provided to the Investment Manager by brokers and dealers through whom other clients of the Investment Manager effect securities transactions may prove useful to the Investment Manager in providing services to the Fund.

     The Fund's Board of Directors will review at least annually the commissions allocated by the Investment Manager on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

     For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid brokerage commissions for the execution of portfolio transactions of $3,148,117, $4,438,570 and $1,870,752, respectively. The rate of portfolio turnover for the fiscal years ended December 31, 1996, 1997 and 1998 was 28%, 66% and 42%, respectively.


                                NET ASSET VALUE

     The Fund determines its NAV no less frequently than weekly, on the last business day of each week and at such other times as the Board of Directors may determine, by dividing the value of the net assets of the Fund (the value of its assets less its liabilities, exclusive of capital stock and surplus, less the liquidation value of any outstanding shares of preferred stock, which is expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon, whether or not earned or declared) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded on the over-the-counter market, and will be valued at the mean between the last current bid and the asked price as of the close of business on that market. In instances where a price determined above is deemed not to represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. The prices determined by independent pricing services are determined without regard to bid or last sales prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS;

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


     It is the Fund's present policy, which may be changed by the Board of Directors, to distribute to stockholders, at least monthly, dividends of its net investment income and also to distribute any net realized capital gains annually. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder may elect, by written instruction to American Stock Transfer & Trust Company (the "Plan

Agent"), to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Copies of dividend reinvestment forms may be obtained from the Plan Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560.

     The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares an income dividend or capital gains distribution payable either in Common Stock or in cash, as stockholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV or, if the NAV is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Common Stock is then listed, the next preceding trading day. If NAV exceeds the market price of the Common Stock on such valuation date, or if the Fund should declare a dividend or distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Common Stock in the open market with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly in any amount from $100 to $3,000, for investment in the Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and distributions received in cash) to purchase Fund shares in the open market on or about the payment date for each monthly dividend or distribution (which is expected to be approximately the 15th day of each month). No participant will have any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before the 15th day of each month. Any voluntary cash payments received more than ten days prior to any such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if the U.S. currency is imprinted on the check) payable in U.S. dollars and should be mailed to the Plan Agent for Morgan Stanley Dean Witter High Yield Fund, Inc., along with a properly executed cash remittance form (copies of which will be provided by the Plan Agent to the participants), at 40 Wall Street, New York, New York 10005.

     The Plan Agent will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for Morgan Stanley Dean Witter High Yield Fund, Inc. at 40 Wall Street, New York, New York 10005.

                                    TAXATION

U.S. Federal Income Taxes

     The Fund has elected and qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock and securities.

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. Dividend distributions of investment company taxable income are taxable to a U.S. stockholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares. In general, corporate stockholders of the Fund will be entitled to a deduction for dividends received by corporations to the extent of the Fund's dividend income, if any, derived from its investment in the stock of domestic corporations. The Fund will notify stockholders annually of the amount of dividend income received from the Fund that is eligible for the deduction for dividends received by corporations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

     As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. Although the Fund currently expects to distribute any net realized capital gains at least annually, if it determines to retain any net realized capital gains, it will designate such amounts retained as undistributed capital gains in a notice to its stockholders who, if subject to U.S. federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the Internal Revenue Code, net long-term capital gains will be taxed at a rate no greater than 20% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

     Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

     If the NAV of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

     Under the Internal Revenue Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

     The Internal Revenue Service ("IRS") has taken the position in a revenue ruling that a regulated investment company that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of each type of income for each tax year based on the total dividends distributed to each class for such year, including income qualifying for the corporate dividends-received deductions and net capital gains. Consequently, when both Common Stock and preferred stock are outstanding, the Fund intends to allocate, to the fullest extent practicable, income distributed to the classes as consisting of particular types of income in accordance with the class's proportionate Shares of such income. Thus, the Fund will designate dividends qualifying for the corporate dividends-received deduction, income not qualifying for the dividends-received deduction and net capital gain income in a manner that allocates such income between the holders of Common Stock and preferred stock in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

     If at any time when leverage is outstanding, the Fund does not meet the asset coverage requirements of the 1940 Act or of any rating agency that has rated such leverage, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Investment Objectives and Policies -- Leverage." This may prevent the Fund from distributing at least 90% of its investment company taxable income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon any failure to meet the asset coverage requirements of the 1940 Act, or imposed by a rating agency, the Fund may, in its sole discretion, purchase or redeem any preferred stock or short-term debt securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a regulated investment company or of incurring a tax liability or a non-deductible 4% excise tax. There can be no assurance, however, that any such redemption would achieve such objectives.

     The Fund is likely to make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in certain obligations having original issue discount (e.g., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (e.g., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. The Fund has elected to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Internal Revenue Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

     The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Certain investments may be maintained in, and income therefrom calculated by reference to, non-U.S. currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and to avoid the 4% excise tax.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     For backup withholding purposes, the Fund may be required to withhold 31% of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain non-corporate stockholders. A stockholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such stockholder's taxpayer identification number is correct and that such stockholder is not subject to backup withholding, or is exempt from backup withholding.

     Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

     An amount received by a stockholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares in a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a stockholder exceeds the fair market value of the shares tendered, or if a stockholder does not tender all of the shares of the Fund owned or deemed to be owned by the stockholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any stockholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution as a result of their increased proportionate interest in the Fund.

Foreign Stockholders

     Taxation of a stockholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign stockholder") depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by the stockholder. If a stockholder is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by a foreign stockholder, then dividends of net investment income, distributions of net capital gains and gain realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income from an investment in shares of the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder that is a corporation, then such stockholder also may be subject to the 30% branch profits tax.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign stockholder, (i) dividends of net investment income will be subject to a 30% (or lower treaty rate) U.S. federal withholding tax, and (ii) distributions of net capital gains and gains realized upon the sale of shares of the Fund will not be subject to U.S. federal tax as long as such foreign stockholder is not a non-resident alien individual who was physically present in the United States for more than 182 days during the taxable year and certain other conditions are satisfied. However, certain foreign stockholders may nonetheless be subject to 31% backup withholding on distributions of net capital gains and gross proceeds paid to them upon the sale of their shares of the Fund. See "Taxation-U.S. Federal Income Taxes."

     The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

     Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year as to the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Other Taxation

     Distributions also may be subject to state, local and foreign taxes depending on each stockholder's particular position.

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                         DESCRIPTION OF CAPITAL STOCK

Common Stock

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.01 par value). As of the date of this Prospectus, ____________ shares of Common Stock are outstanding. Shares of the Fund, when issued, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and are not able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors.

     All shares of Common Stock are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefor, however, the Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of any such reclassified shares. See "Description of Capital Stock -- Preferred Stock." In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses, including any preferential liquidating distribution to holders of any preferred stock issued by the Fund.

     The Fund commenced operations on November 30, 1993 following the issuance of 7,093 shares of Common Stock to the Investment Manager on November 17, 1993 for $100,000 and the initial public offering on November 23, 1993 of 5,500,000 shares to the public resulting in aggregate net proceeds to the Fund of approximately $122,550,020. As of _______, 1999, the net assets of the Fund were $________.

     Following the expiration of the Offer, depending upon market conditions, the Fund may offer additional shares of Common Stock in a secondary offering at prices not less than the NAV of the Fund's shares at the time of such offer. Furthermore, additional shares may be issued under the Plan. Other offerings of the Fund's shares will require approval of the Fund's Board of Directors and may require stockholder approval. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

     The Fund is a closed-end investment company and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current NAV per share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares. However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

     The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their NAV and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their NAVs. See "Risk Factors and Special Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed NAV. Since the Fund may repurchase its shares at prices below their NAV or make a tender offer for its shares, the NAV of those shares that remain outstanding will be increased, but the effect of such repurchases on the market price of the remaining shares cannot be predicted.

     Any offer by the Fund to repurchase shares will be made at a price based upon the NAV of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Internal Revenue Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

     The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's By-Laws. In addition, the Directors are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by a majority of the Fund's stockholders. The affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund -- Directors and Officers of the Fund." These provisions could, among other things, delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

     The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation,
(3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights, or (7) amend, alter or repeal the above provisions in the Fund's Articles of Incorporation. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

     The Fund is required by the rules of the NYSE to hold annual meetings of stockholders. The most recent annual meeting of stockholders was held on June 21, 1999. The next annual meeting of stockholders is scheduled for June 2000. Under Maryland law and the Fund's By-Laws, the Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

Preferred Stock

     The Fund's Articles of Incorporation provide that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued.

     Although the terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation), it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. Although no shares of preferred stock are currently authorized, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations, a share exchange transaction or a sale of all or substantially all other assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's classification as a closed-end investment company or changes in its fundamental investment restrictions. See "Common Stock" above concerning voting requirements for conversion of the Fund to an open-end investment company and other matters. In addition, in the discretion of the Board of Directors, subject to the 1940 Act, the terms of any preferred stock may also require the affirmative vote of up to 75% of the preferred stock, voting separately as a class, for approval of certain transactions involving a merger or sale of assets or conversion of the Fund to open-end status and other matters. The Board of Directors presently intends that, except for the matters discussed in the previous sentence and except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of Common Stock (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of Common Stock as a single class.

     It is presently intended that with respect to the election of the Fund's directors, on and after issuance of any preferred stock the holders of all outstanding shares of preferred stock, voting as a separate class, would be, entitled to elect two directors of the Fund, and the remaining directors would be elected by holders of Common Stock and preferred stock, voting together as a single class. The Fund's By-laws currently provide that the Board of Directors will consist of not more than 14 directors and not less than such number of directors as permitted under Maryland law, as may be determined from time to time by vote of a majority of directors then in office.

     It is presently intended that the affirmative vote of the holders of a majority of the outstanding shares of preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of shares of preferred stock so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the number of shares of preferred stock. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Stock by the Fund. It is currently contemplated that the terms of any preferred stock that is issued will provide that it is redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, that the Fund may tender for or purchase shares of preferred stock and that the Fund may subsequently resell any shares so tendered or repurchased. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of preferred stock by the Fund will increase such leverage. See "Investment Objectives and Policies -- Leverage."


              DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     American Stock Transfer & Trust Company acts as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal business address of American Stock Transfer & Trust Company is 40 Wall Street, New York, New York 10005.


                                   CUSTODIANS

     The Chase Manhattan Bank (the "U.S. Custodian") acts as the custodian for the Fund's assets held in the United States. The principal business address of the U.S. Custodian is 3 Chase Metrotech Center, Brooklyn, New York 11245.

     Under a custody agreement between United States Trust Company of New York (succeeded to by the U.S. Custodian) and the Fund (the "Domestic Custody Agreement"), the U.S. Custodian has agreed to hold all property of the Fund, delivered to it, in safekeeping in a segregated account (except that the U.S. Custodian may commingle such property with other assets held by the U.S. Custodian in a fiduciary or custodian capacity), make payments of cash from the Fund's accounts for the purchase of securities for the Fund, endorse and collect all checks, drafts or other orders for payment of money received as custodian for the Fund, daily furnish the Fund with confirmations and a summary of all transfers to or from the account, collect and receive for the account of the Fund all income and other payments and distributions, and prepare and maintain the books and records of the Fund as required by the 1940 Act, other applicable federal or state laws, rules or regulations, or any federal or state regulatory body.

     For its services the U.S. Custodian receives a fee calculated based on the average daily net assets of the Fund, computed and payable monthly, plus an amount for each transaction effected in the Fund's account. In addition, the U.S. Custodian will be reimbursed by the Fund for any out-of-pocket expenses incurred by it in connection with the performance of its duties under the Domestic Custody Agreement.

     The Chase Manhattan Bank (which succeeded Morgan Stanley Trust Company) also acts as the custodian for the Fund's assets held outside the United States (the "International Custodian").

     Under a custody agreement between the International Custodian and the Fund (the "International Custody Agreement"), the International Custodian has agreed to hold all property of the Fund, delivered to it, in safekeeping in a segregated account, receive and collect all income and transaction proceeds with respect to such property, accept and deliver securities on the purchase, sale, redemption, exchange or conversion thereof, pay from the Fund's account the purchase price of any securities acquired by the Fund, as well as any taxes and other expenses payable in connection with securities transactions, maintain all necessary books and records with respect to the property of the Fund held by it, provide the Fund with periodic reports regarding the Fund's account and, in general, attend to all nondiscretionary details in connection with the sale, purchase, transfer and other dealings with the securities and other property of the Fund held by the International Custodian.

     For its services the International Custodian receives a fee calculated as a percentage of Fund assets in its custody, plus an amount for each transaction effected in the Fund's account. In addition, the International Custodian will be reimbursed by the Fund for any out-of-pocket expenses incurred by it in connection with the performance of its duties under the International Custody Agreement.

     The International Custodian may employ one or more sub-custodians outside the United States that are approved by the Board of Directors in accordance with regulations under the 1940 Act. The fees and expenses of any such sub-custodian will be paid by the International Custodian.


                                    EXPERTS

     The December 31, 1998 financial statements of the Fund have been incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

                                 LEGAL MATTERS

     The validity of the Common Stock offered hereby will be passed on for the Fund by Rogers & Wells LLP, New York, New York, and by its special Maryland counsel, Piper & Marbury L.L.P., Baltimore, Maryland.

                             ADDITIONAL INFORMATION

     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     The Fund has filed with the SEC in Washington, D.C. a registration statement under the Securities Act, relating to the Shares offered by this Prospectus. Further information concerning these Shares and the Fund may be found in that registration statement on file with the SEC, of which this Prospectus constitutes a part. The Fund also files reports and other information with the SEC. The registration statements and these reports and other information can be inspected, without charge, and copied, for a fee, at the public reference facilities maintained by the SEC at 450 5/th/ Street, N.W., Washington, D.C. 20549. The Fund's filings are also available to the public on the SEC's internet site (http://www.sec.gov). The reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

                                   APPENDIX A

                                    RATINGS


     A description of the rating policies of Moody's and S&P with respect to bonds and debentures appears below.

Moody's Investors Service's Corporate Bond Ratings

     Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, e.g., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporate Bond Ratings

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C - Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D - Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

     Prime-1 - Issuers (or related supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers (or related supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Prime-3 - Issuers (or related supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Commercial Paper Ratings

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 - This highest category indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-l".

     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                  APPENDIX B

                DESCRIPTION OF VARIOUS FOREIGN CURRENCY HEDGES
                    AND STOCK OPTIONS AND FUTURES CONTRACTS

Foreign Currency Hedging Transactions

     Forward Foreign Currency Exchange Contract. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

     Foreign Currency Futures Contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits, which generally range from 2% to 5% of the contract price, to secure performance of the contract. There also are requirements to make 'variation' margin deposits as the value of the futures contract fluctuates. The Fund may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Fund also will be required to segregate assets to cover its futures contracts obligations.

     At the maturity of a forward of futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

     Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

     The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

     Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation -- U.S. Federal Income Taxes. "

Options and Index Futures Contracts

     Options on Securities. In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (e.g., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration in to the securities subject to the option.

     The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     Index Futures. The Fund may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant debt market. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

     The Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of equity securities in its portfolio that might otherwise result. When the Fund is not fully invested in high yield securities and anticipates a significant market advance, it may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of a futures position, but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of debt securities.

               Morgan Stanley Dean Witter High Yield Fund, Inc.

                          PART C -- OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (1)  Financial Statements

               --    Report of Independent Accountants

               -- Included in Part A: Financial Highlights and Financial Statements incorporated by reference

               Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or not required or the required information is shown in the financial statements or notes thereto.

          (2)  Exhibits

               (a)       --  Amended and Restated Articles of Incorporation, as
                             amended

               (b)       --  Amended and Restated By-Laws

               (c)       --  Not  applicable

               (d)  (1)  --  Specimen certificate for Common Stock, par value
                              $.01 per share

                    (2)  --  Form of Subscription Certificate and Instructions*

                    (3)  --  Form of Notice of Guaranteed Delivery*

                    (4)  --  Form of DTC/Nominee Over-Subscription Exercise
                              Form*

                    (5)  --  Form of Subscription Agent Agreement between the
                              Registrant and American Stock Transfer and Trust Company*

                    (6)  --  Form of Information Agent Agreement between the
                              Registrant and Shareholder Communications Corp.*

               (e)       --  Dividend Reinvestment and Cash Purchase Plan,
                              adopted by the Fund, administered by American Stock Transfer & Trust Company as plan agent

               (f)       --  Not applicable

               (g)       --  Investment Advisory and Management Agreement, dated
                              as of March 13, 1997, between the Fund and the Investment Manager

               (h)       --  Form of Soliciting Dealer Agreement*

               (i)       --  Not applicable

               (j)  (1)  --  Domestic Custody Agreement, dated as of November
                              30, 1993, between the Fund and United States Trust Company of New York (succeeded to by The Chase Manhattan Bank)

                    (2)  --  International Custody Agreement, dated as of
                              November 22, 1993, between the Fund and Morgan Stanley Trust Company (succeeded to by The Chase Manhattan Bank)

               (k)  (1)  --  Agreement for Stock Transfer Services, dated as of
                              November 22, 1993, between the Fund and American Stock Transfer & Trust Company

                    (2)  --  Fund Administration Agreement, dated November 22,
                              1993, between the Fund and United States Trust Company of New York (succeeded to by The Chase Manhattan Bank)

               (l)  (1)  --  Opinion and consent of Rogers & Wells LLP*

                    (2)  --  Opinion and consent of Piper & Marbury L.L.P.*

               (m)       --  Not applicable

               (n)       --  Consent of PricewaterhouseCoopers LLP*

               (o)       --  Not applicable

               (p)       --  Investment Letter, dated November 17, 1993, from
                              the Investment Manager to the Fund

               (q)       --  Not applicable

               (r)       --  Financial Data Schedule*

_______________
     *  To be filed by amendment.

Item 25.   Marketing Arrangements

     See Exhibit 2(h) to this Registration Statement.

Item 26.   Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.*

      SEC Registration fees.....................................................     $
      Printing (other than stock certificates)..................................
      Engraving and printing stock certificates.................................
      Fees and expenses of qualification under state securities laws
      (including fees of counsel)...............................................
      Auditing and accounting fees..............................................
      Legal fees and expenses...................................................
      NASD fee..................................................................
      New York Stock Exchange listing fees......................................
      Subscription Agent fees and expenses......................................
      Information Agent fees and expenses.......................................
      Miscellaneous.............................................................   -----------------
          Total.................................................................   $
                                                                                   ================
          *  To be completed by amendment.


Item 27.   Persons Controlled by or Under Common Control with Registrant

     Not applicable

Item 28.   Number of Holders of Securities

     As of the effective date of the Registration Statement:

                   Title of Class                                                   Number of Record Holders
                   --------------                                                   ------------------------
     Common Stock, $.01 par value.............................................          ________________

Item 29.   Indemnification

     Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the Fund's By-Laws and the Investment Advisory and Management Agreement each provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.   Business and Other Connections of Investment Manager

     The description of the business of Morgan Stanley Dean Witter Investment Management Inc. is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement. The information as to the directors and officers of Morgan Stanley Dean Witter Investment Management Inc. set forth in Morgan Stanley Dean Witter Investment Management Inc.'s Form ADV filed with the SEC on December 15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

Item 31.   Location of Accounts and Records

     Morgan Stanley Dean Witter High Yield Fund, Inc.
     c/o Morgan Stanley Dean Witter Investment Management Inc.
     1221 Avenue of the Americas
     New York, New York 10020

     (Fund's Articles of Incorporation and By-Laws)

     Morgan Stanley Dean Witter Investment Management Inc.
     1221 Avenue of the Americas
     New York, New York 10020

     (with respect to its services as Investment Manager)

     The Chase Manhattan Bank
     73 Tremont Street
     Boston, Massachusetts 02108

     (with respect to its services as Administrator)

     The Chase Manhattan Bank
     3 Chase Metrotech Center
     Brooklyn, New York 11245

     (with respect to its services as Custodian for the Fund's U.S. assets)

     The Chase Manhattan Bank
     3 Chase Metrotech Center
     Brooklyn, New York 11245

     (with respect to its services as Custodian for the Fund's foreign assets)

     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

     (with respect to its services as Transfer Agent)


Item 32.   Management Services

     Not applicable

Item 33.   Undertakings

     (a) The Fund undertakes to suspend offering its shares until it amends its Prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (b)  The Fund hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497 (h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of July, 1999.

                                                  MORGAN STANLEY DEAN WITTER
                                                  HIGH YIELD FUND, INC.

                                                  By:  /s/ Michael F. Klein
                                                       -------------------------
                                                       Michael F. Klein
                                                       President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary E. Mullin and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to a1l intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                            Date
---------                                   -----                            ----

/s/ Barton M. Biggs                         Director and Chairman            July 14, 1999
-------------------
Barton M. Biggs

/s/ Michael F. Klein                        Director and President           July 14, 1999
--------------------                        (Principal Executive Officer)
Michael F. Klein

/s/ Peter J. Chase                          Director                         July 14, 1999
------------------
Peter J. Chase

/s/ John W. Croghan                         Director                         July 14, 1999
-------------------
John W. Croghan

/s/ David B. Gill                            Director                         July 14, 1999
-----------------
David B. Gill

/s/ Graham E. Jones                         Director                         July 14, 1999
-------------------
Graham E. Jones

/s/ John A. Levin                           Director                         July 14, 1999
-----------------
John A. Levin

/s/ William G. Morton, Jr.                  Director                         July 14, 1999
-------------------------
William G. Morton, Jr.

/s/ Belinda Brady                           Assistant Treasurer              July 14, 1999
-----------------                           (Principal Financial Officer
Belinda Brady                               and Principal Accounting
                                            Officer)

                                                           EXHIBIT INDEX

Exhibit                                                                                           Sequentially
Number                                        Description of Exhibit                              Numbered Page
------                                        ----------------------                              -------------
(2) (a)           - Amended and Restated Articles of Incorporation, as amended
(2) (b)           - Amended and Restated By-Laws
(2) (c)           - Not applicable
(2) (d)  (1)      - Specimen certificate for Common Stock, par value $.01 per share
         (2)      - Form of Subscription Certificate and Instructions*
         (3)      - Form of Notice of Guaranteed Delivery*
         (4)      - Form of DTC/Nominee Over-Subscription Exercise Form*
         (5)      - Form of Subscription Agent Agreement between the Registrant and American
                  Stock Transfer & Trust Company*
         (6)      - Information Agent Agreement between the Registrant and Shareholder
                  Communications Corp.*
(2) (e)           - Dividend Reinvestment and Cash Purchase Plan, adopted by the Fund, administered by American Stock Transfer & Trust Company as plan agent
(2) (f)           - Not applicable
(2) (g)           - Investment Advisory and Management Agreement, dated as of March 13, 1997, between the Fund and the Investment Manager
(2) (h)           - Form of Soliciting Dealer Agreement*
(2) (i)           - Not applicable
(2) (j)  (1)      - Domestic Custody Agreement, dated as of November 30, 1993, between the Fund and United States Trust Company of New York (succeeded to by The Chase
                  Manhattan Bank)
         (2)      - International Custody Agreement, dated as of November 22, 1993, between the
                  Fund and Morgan Stanley Trust Company (succeeded to by The Chase Manhattan
                  Bank)
(2) (k)  (1)      - Agreement for Stock Transfer Services, dated as of November 22, 1993, between the Fund and American Stock Transfer & Trust Company
         (2)      - Fund Administration Agreement, dated November 22, 1993, between the Fund and United States Trust Company of New York (succeeded to by The Chase
                  Manhattan Bank)
(2) (l)  (1)      - Opinion and consent of Rogers & Wells LLP*
                  - Opinion and consent of Piper & Marbury L.L.P.*
(2) (m)           - Not applicable
(2) (n)           - Consent of PricewaterhouseCoopers LLP*
(2) (o)           - Not applicable
(2) (p)           - Investment Letter, dated November 17, 1993, from the Investment Manager to the Fund
(2) (q)           - Not applicable
(2) (r)           - Financial Data Schedule*

-----------------

*  To be filed by amendment.